Right of use assets and related lease liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of leases [Abstract]
Right of use assets and related lease liabilities	Right of use assets and related lease liabilities
For lease arrangements that were accounted for under IFRS 16 – Leases, we had bareboat charter-in commitments on three vessels under fixed rate bareboat agreements and 19 vessels under variable rate bareboat agreements during the year ended December 31, 2022 and we had bareboat charter-in commitments on seven vessels under fixed rate bareboat agreements and 19 vessels under variable rate bareboat agreements during the year ended December 31, 2021. These arrangements were accounted for under IFRS 16 - Leases.
Our commitments as of December 31, 2022 consisted of the following:
IFRS 16 - Leases - 3 MRs
In January 2019, we recognized right-of-use assets and corresponding liabilities relating to three bareboat chartered-in vessel commitments (STI Beryl, STI Le Rocher and STI Larvotto). The bareboat contracts for these three vessels were entered into in April 2017, are scheduled to expire in April 2025, and have a fixed lease payment of $8,800 per vessel per day. We have the option to purchase these vessels beginning at the end of the fifth year of the agreement through the end of the eighth year of the agreement. Additionally, a deposit of $4.35 million was retained by the buyer and will either be applied to the purchase price of the vessel, if a purchase option is exercised, or refunded to us at the expiration of the agreement. Based on the analysis of the purchase options, we determined the lease terms to be eight years, from the commencement date through the expiration date of each lease. A weighted average incremental borrowing rate of approximately 6.0% was applied at the date of initial application of IFRS 16 on this arrangement.
The IFRS 16 - Leases - 3 MRs obligations are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in our business.
In April 2020, we executed agreements to increase the borrowing capacity of the three vessels under our IFRS 16 - Leases - 3 MRs obligation by up to $1.9 million per vessel to partially finance the purchase and installation of scrubbers on these vessels. Each agreement will be for a fixed term of three years at the rate of up to $1,910 per vessel per day to be allocated to principal and interest. There have been no borrowings under these agreements as of December 31, 2022.
The aggregate outstanding balances of these lease liabilities were $21.1 million and $29.3 million as of December 31, 2022 and 2021, respectively.
IFRS 16 - Leases - Trafigura Transaction
On September 26, 2019, we acquired subsidiaries of Trafigura Maritime Logistics Pte. Ltd. ("Trafigura") which had leasehold interests in 19 product tankers under bareboat charter agreements (the "Agreements") with subsidiaries of an international financial institution (the "Trafigura Transaction").
On the date of the Trafigura Transaction, certain terms of the Agreements were modified ("Modified Agreements" and, collectively, "IFRS 16 - Leases - $670.0 Million"). Under IFRS 16- Leases the Modified Agreements did not meet the criteria to qualify as separate leases and were measured accordingly as lease modifications. The Modified Agreements each have a term of eight years from the latter of the date of the Trafigura Transaction or the delivery date of the respective vessel, and we have purchase options beginning after the first year of each agreement, limited to eight vessels until after the third anniversary date. Based on the analysis of the purchase options, we determined the lease terms to be eight years from the commencement date of the Modified Agreements, through the expiration date of each lease, at which time we have assumed that the exercise of the purchase options to be reasonably certain.
The Modified Agreements bear interest at LIBOR plus a margin of 3.50% per annum and are being repaid in equal monthly installments of approximately $0.2 million per month per vessel. Additionally, an aggregate prepayment of $18.0 million ($0.8 million for each MR and $1.5 million for each LR2) was made in equal monthly installments over the first 12 months of each Modified Agreement.
Commencing with the date of the Trafigura Transaction, the following vessels were leased under the Modified Agreements: STI Magic, STI Majestic, STI Mystery, STI Marvel, STI Magnetic, STI Millennia, STI Magister, STI Mythic, STI Marshall, STI Modest, STI Maverick, STI Miracle, STI Maestro, STI Mighty, STI Maximus, STI Lobelia, STI Lotus, STI Lily and STI Lavender. The Modified Agreements commenced upon delivery for (i) STI Miracle and STI Maestro in January 2020; (ii) STI Mighty in March 2020; and (iii) STI Maximus in September 2020. The Modified Agreements are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in our business. The leased vessels are required to maintain a fair value, as determined by an annual appraisal from an approved third-party broker, of 111% of the outstanding principal balance as of the last banking day of the year.
In April 2022, we exercised the purchase option on STI Majestic and repaid the aggregate outstanding lease obligation of $25.6 million relating to this vessel under the IFRS 16 - Leases - $670.0 Million lease agreement.
The aggregate outstanding balances of these lease liabilities were $475.9 million and $546.7 million as of December 31, 2022 and 2021, respectively. We were in compliance with the financial covenants under these agreements as of those dates.
The following is the activity of the "Right of use assets for vessels" starting on January 1, 2021 through December 31, 2022:

In thousands of U.S. Dollars	Vessels	Drydock	Total
Cost
As of January 1, 2022	$836,246	$23,562	$859,808
Disposal of vessels (1)	(38,163)	(985)	(39,148)
As of December 31, 2022	798,083	22,577	820,660

Accumulated depreciation and impairment
As of January 1, 2022	(84,221)	(11,562)	(95,783)
Charge for the period	(33,928)	(4,899)	(38,827)
Disposal of vessels (1)	3,247	529	3,776
As of December 31, 2022	(114,902)	(15,932)	(130,834)

Net book value
As of December 31, 2022	$683,181	$6,645	$689,826
(1)    Represents the net book value of one MR vessel (STI Majestic) which was sold during the year ended December 31, 2022. This transactions is described in Note 5 above.

In thousands of U.S. Dollars	Vessels	Drydock	Total
Cost
As of January 1, 2021	$853,690	$23,562	$877,252
Other (1)	(349)	—	(349)
Fully depreciated assets (1)	(17,095)	—	(17,095)
As of December 31, 2021	836,246	23,562	859,808

Accumulated depreciation and impairment
As of January 1, 2021	(63,636)	(6,437)	(70,073)
Charge for the period	(37,661)	(5,125)	(42,786)
Other (1)	(19)	—	(19)
Fully depreciated assets (1)	17,095	—	17,095
As of December 31, 2021	(84,221)	(11,562)	(95,783)

Net book value
As of December 31, 2021	$752,025	$12,000	$764,025
(1)    This amount represents the adjustment of the lease term and write-off of fully depreciated right of use assets related to the bareboat charters on four fixed rate Handymax vessels that expired in March 2021.
The following table summarizes the payments made for the years ended December 31, 2022 and 2021 relating to lease liabilities accounted for under IFRS 16 - Leases:

	For the year ended December 31,
In thousands of U.S. dollars	2022	2021
Interest expense recognized in consolidated statements of income or loss	$30,420	$23,641
Principal repayments recognized in consolidated cash flow statements (1)	79,502	56,729
Net (increase) decrease in accrued interest expense	(188)	39
Net (decrease) in prepaid interest expense	—	(684)
Total payments on lease liabilities under IFRS 16 - Leases	$109,734	$79,725
(1)    Principal repayments during the year ended December 31, 2022 includes the $25.6 million repayment of the lease obligation of one MR vessel (STI Majestic) which was sold during the year ended December 31, 2022. This transactions is described above.
The undiscounted remaining future minimum lease payments under bareboat charter-in arrangements that are accounted as lease liabilities under IFRS 16 - Leases as of December 31, 2022 are $639.1 million. The obligations under these agreements will be repaid as follows:

As of
In thousands of U.S. dollars	December 31, 2022
Less than 1 year	$94,372
1 - 5 years	481,848
5+ years	62,858
Total	639,078
Discounting effect (1)	(142,001)
Prepaid interest expense	(1,202)
Lease liability	$495,875

(1)Represents estimated interest payments using the applicable implicit or imputed interest rates in each lease agreement. For leases with implicit rates which include a variable component tied to a benchmark, such as LIBOR, the payments were estimated by taking into consideration: (i) the margin on each lease and (ii) the forward interest rate swap curve calculated from interest swap rates, as published by a third party, as of December 31, 2022.
Vessels recorded as Right of use assets derive income from subleases through time charter-out and pool arrangements. For the years ended December 31, 2022, 2021 and 2020, sublease income of $246.5 million, $91.8 million and $165.8 million, respectively, is included in Vessel revenue.